UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 28, 2019

Vishay Intertechnology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-7416	38-1686453
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

63 Lancaster Avenue Malvern, PA 19355-2143	19355-2143
(Address of Principal Executive Offices)	Zip Code

Registrant's telephone number, including area code 610-644-1300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Departure of Directors

On February 28, 2019, Director Frank Dieter Maier notified the Board of Directors of Vishay Intertechnology, Inc. (the "Company") that he intends to retire and not stand for re-election when his term expires at the 2019 annual meeting of stockholders.  Mr. Maier will continue to serve on the Board of Directors and its Audit and Nominating and Corporate Governance Committees through the end of his term.  The Company expresses its gratitude and appreciation for the many years of exemplary service that Mr. Maier provided to the Company and its stockholders.  Mr. Maier has not expressed any disagreements with the Company with respect to any matter relating to the Company's operations, policies or practices.

On February 28, 2019, the Board of Directors appointed Director Michael Cody to the Audit Committee and appointed Director Raanan Zilberman to the Nominating and Corporate Governance Committee.

(e) Base Salaries

On February 28, 2019, the Compensation Committee of Vishay's Board of Directors approved the 2019 base salaries for Vishay's Executive Officers.

The base salaries for 2019 are set forth below, with approximate U.S. dollar equivalents based on the average exchange rate for 2018:

Name	Positions Held	2019 Base Salary
Marc Zandman	Executive Chairman of the Board, Chief Business Development Officer, and President - Vishay Israel Ltd	ILS 3,748,954 (approximately $1,060,000) (1)
Dr. Gerald Paul	President and Chief Executive Officer	€1,039,464 (approximately $1,230,000) (2)
Lori Lipcaman	Executive Vice President and Chief Financial Officer	€435,200 (approximately $510,000) (2)
Johan Vandoorn	Executive Vice President and Chief Technical Officer	€488,769 (approximately $580,000) (2)
David Valletta	Executive Vice President Worldwide Sales	$532,916
Clarence Tse	Executive Vice President and Business Head Semiconductors	TWD 18,320,880(approximately $610,000) (3)
Joel Smejkal	Executive Vice President and Business Head Passive Components	$348,511
Werner Gebhardt	Executive Vice President Global Human Resources	€ 252,452 (approximately $300,000) (2)

(1) Salary will be paid in Israeli shekels
(2) Salary will be paid in euro
(3) Salary will be paid in new Taiwan dollars

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 28, 2019

VISHAY INTERTECHNOLOGY, INC.

By:	/s/ Lori Lipcaman

Name:	Lori Lipcaman
Title:	Executive Vice President and
Chief Financial Officer